SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: August 5, 2010

CAPITAL GOLD CORPORATION
(Exact name of registrant as specified in Charter)

Delaware	001-34618	13-3180530
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

76 Beaver Street, 14th Floor New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 344-2785

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

CAPITAL GOLD CORPORATION (“CAPITAL GOLD” OR THE “COMPANY”) CLAIMS THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AS AMENDED. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF CAPITAL GOLD REGARDING, AMONG OTHER THINGS, CAPITAL GOLD’S BUSINESS COMBINATION DISCUSSED HEREIN AND THE BUSINESS OF NAYARIT GOLD INC. (“NAYARIT”) AND ITS SUBSIDIARIES, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: (1) DIFFICULTIES ENCOUNTERED IN INTEGRATING THE MERGED COMPANIES; (2) OFFICERS AND DIRECTORS ALLOCATING THEIR TIME TO OTHER BUSINESSES AND POTENTIALLY HAVING CONFLICTS OF INTEREST WITH THE COMPANY’S BUSINESS; (3) SUCCESS IN RETAINING OR RECRUITING, OR CHANGES REQUIRED IN, THE COMPANY’S OFFICERS, KEY EMPLOYEES OR DIRECTORS FOLLOWING THE BUSINESS COMBINATION (AS DEFINED BELOW); (4) THE POTENTIAL LIQUIDITY AND TRADING OF THE COMPANY’S PUBLIC SECURITIES; (5) THE COMPANY’S REVENUES AND OPERATING PERFORMANCE; (6) CHANGES IN OVERALL ECONOMIC CONDITIONS; (7) THE RESULTS OF ANTICIPATED BUSINESS DEVELOPMENT ACTIVITIES OF THE COMPANY FOLLOWING THE BUSINESS COMBINATION; AND (8) OTHER RISKS REFERENCED FROM TIME TO TIME IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AND THOSE FACTORS LISTED UNDER “RISK FACTORS” IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS DATED AS OF JUNE 8, 2010 AND FILED WITH THE SEC. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. THE COMPANY DOES NOT ASSUME ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

NEITHER THE INFORMATION ON CAPITAL GOLD’S WEBSITE NOR NAYARIT’S WEBSITE IS AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS CAPITAL GOLD MAKES WITH THE SEC.

Item 1.01.	Entry into a Material Definitive Agreement.

The Company is a party to that certain Business Combination Agreement (the “Agreement”), dated as of February 10, 2010, as amended by Amendment No. 1 to the Agreement, dated as of April 29, 2010 and the Extension Agreement dated as of July 6, 2010, by and among Capital Gold Corporation (“Capital Gold”), Nayarit Gold Inc. (“Nayarit”), John Brownlie, Colin Sutherland and Brad Langille, pursuant to which, on August 2, 2010, Nayarit became a wholly-owned subsidiary of Capital Gold (the “Business Combination”).

The Agreement, the amendment thereto and the Extension Agreement are filed as Exhibits 2.1, 2.2 and 2.3, respectively, to this current report on Form 8-K.

Employment Agreements

In connection with the consummation of the Business Combination, the Company entered into a separate employment agreement with Mr. Colin Sutherland (the “Employment Agreement”). The Employment Agreement has an initial one year term, which automatically renews unless either party gives 60 days written notice prior to the expiration of the term. Either party may terminate the employment relationship at any time, subject to possible severance payments as set forth below.

Pursuant to the Employment Agreement, Mr. Sutherland is entitled to receive an annual base salary of $225,500. The Employment Agreement also provides for the award of an annual discretionary bonus.

Pursuant to the Employment Agreement, the Company will be obligated to make severance payments to Mr. Sutherland if the employment relationship is terminated by the Company without Cause (as defined in the Employment Agreement) or by the employee for a material breach by the Company of any of the terms of the Employment Agreement.  The Employment Agreement provides for the payment of severance to Mr. Sutherland in the following amounts: (a) a lump sum equal to one year of base salary if the Company terminates without cause or employee terminates for material breach by the Company, provided at least one year has elapsed since the date of employee’s original employment; (b) a lump sum equal to eighteen months of base salary if the Company terminates without cause, provided at least five years has elapsed since the date of employee’s original employment; (c) a lump sum equal to three months of base salary in the event the Company does not renew the Employment Agreement pursuant to notice prior to the expiration of the term.

The preceding summary of the material provisions of the Employment Agreement with Mr. Sutherland is qualified in its entirety by reference to the complete text of the employment agreement with Mr. Sutherland, a copy of which is filed as Exhibit 10.1, to this current report on Form 8-K.

Lock-Up Agreements

In connection with the consummation of the Business Combination, each of Messrs. Sutherland and Langille entered into a lock-up agreement with the Company (together, the “Lock-Up Agreements”) pursuant to which all of the Company’s common stock received by Messrs. Sutherland and Langille pursuant to the Business Combination and the shares of the Company’s common stock underlying the convertible securities held by Messrs. Sutherland and Langille will be released from the lock-up on the date that is six months following the closing of the Business Combination.

The preceding summary of the material provisions of the Lock-Up Agreements is qualified in its entirety by reference to the complete text of the Lock-Up Agreements, a form of which is filed as Exhibit 10.2 to this current report on Form 8-K.

Item 2.01.	Completion of Acquisition.

The Business Combination was consummated on August 2, 2010. As a result of the Business Combination, Nayarit became a wholly-owned subsidiary of the Company.

In connection with the Business Combination, each outstanding share of Nayarit common stock was converted into 0.134048 shares of Capital Gold common stock, with cash to be paid in lieu of any fractional share.   Capital Gold issued 12,454,354 shares of its common stock in the Business Combination to Nayarit's current stockholders and has reserved for issuance an additional 1,621,981 and 903,483 shares of Capital Gold common stock upon the exercise of former Nayarit warrants and options, respectively.  Based on the number of outstanding shares of Nayarit common stock and Capital Gold common stock, after the consummation of the Business Combination, the stockholders of Nayarit own approximately 20.4% of Capital Gold on a non-diluted basis.

Business

A description of Nayarit’s business is included in the definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) included in the Company’s Registration Statement on Form S-4, declared effective by the SEC on June 8, 2010 under “Information About Nayarit – Description of Business” beginning on page 140, which information is incorporated herein by reference.

Risk Factors

The risks associated with the Business Combination are described under “Risk Factors—Risks Related to the Business Combination and the Combined Entity” beginning on page 18 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.

Financial Information

Certain financial information related to the business of Capital Gold and Nayarit is set forth under “Capital Gold’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 81 of the Proxy Statement/Prospectus and “Nayarit’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 151 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.

Properties

Information regarding the properties of the Company and Nayarit is set forth under “Information About Capital Gold-Properties” and “Information About Capital Gold-Other Properties” beginning on page 73 of the Proxy Statement/Prospectus and “Information of Nayarit-Property Description and Location” beginning on page 140 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s common stock immediately following the consummation of the Business Combination by:

•	each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock on August 2, 2010;

•	each of the Company’s executive officers and directors; and

•	all executive officers and directors of the Company as a group.

Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Approximate Percentage of Beneficial Ownership

Sprott Asset Management, LP (2)	8,071,025	13.1%
Suite 2700, South Tower
Royal Bank Plaza
Toronto, ON M5J 2J1
Canada

Van Eck Associates Corporation (3)	3,944,000	6.4%
335 Madison Ave., 19 th Flr
New York, NY 10017

Colin Sutherland*	242,318	**
146 Skye Cr
Hammonds Plains, Nova Scotia
B4B1W8

Christopher M. Chipman*	337,500	**
826 Fayette Street
Conshohocken, PA 19428

Scott Hazlitt*	462,500	**
9428 W. Highway 50
Salida, CO 81201

Leonard J. Sojka*	56,585	**
1460 Spring Valley Road
Golden Valley, MN 55422

John W. Cutler*	68,950	**
4190 Lively Lane
Dallas, TX

Stephen M. Cooper*	51,815	**
10475 Park Meadows Drive
Suite 600
Lone Tree, CO 80124

All Officers and Directors as a Group (6 persons)%	1,219,668	2.0%
* Officer and/or Director of Capital Gold Corporation
** Less than 1%

(1)	Based upon 61,223,853 shares issued and outstanding as of August 2, 2010.

(2)	Includes 3,014,489 shares of common stock held by Sprott Canadian Equity Fund, of which Reporting Person is Investment Manager. Includes warrants to purchase 180,960 shares of common stock.

(3)	Represents shares held within mutual funds and other client accounts managed by Van Eck Associates Corporation, none of which owns more than 5% of Capital Gold’s outstanding shares of Common Stock.

(4)
For Messrs. Sutherland, Chipman and Hazlitt includes, respectively, 226,072, 212,500 shares and 175,000 shares issuable upon exercise of options. For Messrs. Sojka, Cutler and Cooper includes 50,000 shares each issuable upon exercise of options.

Directors and Executive Officers

Information regarding the directors and executive officers of the Company following the consummation of the Business Combination is set forth under “Management of Capital Gold Following the Business Combination” beginning on page 178 of the Proxy Statement/Prospectus, which information is incorporated herein by reference; provided, however, Mr. Bradley Langille was not appointed as a senior executive officer of the Company.

To the extent applicable, the information regarding the directors and executive officers of the Company following the consummation of the Business Combination set forth under Item 5.02 of this current report on Form 8-K is also incorporated herein by reference.

Executive Compensation

Information regarding director and executive officer compensation of Capital Gold prior to the completion of the Business Combination is set forth under “Management of Capital Gold—Compensation of Directors” beginning on page 118 of the Proxy Statement/Prospectus and “Executive Compensation of Capital Gold” beginning on page 119 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.

Information regarding the compensation of the Company’s directors and executive officers after the completion of the Business Combination is set forth under “Management of Capital Gold Following the Business Combination —Director Compensation” on page 180 of the Proxy Statement/Prospectus and “Management of Capital Gold Following the Business Combination —Executive Compensation” on page 180 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.

The description of the Employment Agreements set forth under Item 1.01 of this current report on Form 8-K is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Information regarding certain relationships and related transactions of Nayarit and Capital Gold is set forth under “Transactions with Related Parties” on page 152 of the Proxy Statement/Prospectus and “Certain Relationships and Related Transactions” beginning on page 136 of the Proxy Statement/Prospectus, which information is incorporated herein by reference. Information regarding director independence is set forth under “Management of the Capital Gold Following the Business Combination” beginning on page 178 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.

Legal Proceedings

Information regarding the legal proceedings of Nayarit and Capital Gold is set forth under “Information About Capital Gold—Legal Proceedings” on page 81 of the Proxy Statement/Prospectus and under “Legal Proceedings and Regulatory Actions” on page 175 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Information regarding the historical market price regarding Capital Gold’s securities and Nayarit’s securities is set forth under “Price Range of Capital Gold Shares and Dividend Policy” on page 138 of the Proxy Statement/Prospectus and “Price Range of Nayarit Shares and Dividend Policy” on page151 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Not Applicable.

Description of Company’s Securities

A description of the Company’s common stock and other securities of the Company is set forth under “Description of Securities of Capital Gold” beginning on page 136 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.

Indemnification of Directors and Officers

Information regarding the indemnification of directors and officers of the Company is set forth under Item 20. Indemnification of Officers and Directors on page II-1 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.

Financial Statements and Exhibits

Information concerning the financial information of the Company and Nayarit set forth under Item 9.01 of this current report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Officers.

Effective immediately upon consummation of the Business Combination, Colin Sutherland was appointed as President of the Company and as a member of the Board of Directors (the “Board”) of the Company.

The biographical information of Mr. Sutherland is incorporated herein by reference from the section entitled “Directors and Officers” beginning on page 159 of the Proxy Statement/Prospectus. To the extent applicable, the information under “Transactions with Related Parties” on page 152 of the Proxy Statement/Prospectus is incorporated herein by reference. To the extent applicable, the description of the Employment Agreement set forth under Item 1.01 of this current report on Form 8-K is incorporated herein by reference.

Pursuant to the terms of the Agreement, Nayarit has the right to designate one individual and Capital Gold has the right to designate one individual to serve on the Company’s Board. Effective immediately upon consummation of the Business Combination, Mr. Sutherland was appointed as a member of the Company’s Board.

On August 4, 2010, Mr. Leonard Sojka resigned as a member of the Board of Directors of the Company.   Mr. Sojka did not resign from the Company’s Board of Directors as a result of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Sojka’s resignation was announced in a press release issued on August 5, 2010, a copy of which is attached hereto as Exhibit 99.2.

Item 8.01.	Other Events.

On August 2, 2010, Capital Gold and Nayarit issued a press release announcing the consummation of the Business Combination, a copy of which is furnished as Exhibit 99.1 to this current report on Form 8-K.

On August 5, 2010, Capital Gold issued a press release announcing that the Company has produced 15,287 ounces of gold in the fourth fiscal quarter of 2010, ended July 31, 2010, at its El Chanate open pit mine in Sonora, Mexico, which represents a 40% increase over the fiscal quarter ended July 31, 2009. A copy of the press release is attached hereto as Exhibit 99.2.

The information set forth in this Item 8.01, including the text of the press releases, attached as Exhibit 99.1 and Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

The financial statements required pursuant to Item 9.01(a) of Form 8-K are not being filed herewith. Such financial statements will be filed by amendment not later than 71 calendar days after the date the Current Report on Form 8-K reporting the closing of the acquisition is required to be filed, or October 18, 2010, pursuant to Item 9.01(a)(4) of Form 8-K.

(b)	PRO FORMA FINANCIAL INFORMATION.
The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K is not being filed herewith. Such pro forma financial information will be filed by amendment not later than 71 calendar days after the Current Report on Form 8-K reporting the closing of the acquisition is required to be filed, or October 18, 2010, pursuant to Item 9.01(b)(2) of Form 8-K.

 (d)     EXHIBITS

Exhibit No.	Description
2.1	Business Combination Agreement by and between Capital Gold Corporation and Nayarit Gold Inc. dated as of February 10, 2010 (1)+

2.2	Amendment No. 1 to Business Combination Agreement, dated April 29, 2010, by and between Capital Gold Corporation and Nayarit Gold Inc. (1)

2.3	Extension Agreement dated July 6, 2010 (2)

10.1	Executive Employment Agreement between the Company and Colin Sutherland*

10.2	Form of Lock-up Agreement by and between Capital Gold Corporation and certain stockholders of Capital Gold Corporation*

99.1	Press release dated August 2, 2010*

*	Filed herewith

+	Schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish a copy of any omitted schedules to the Commission upon request.

(1)	Incorporated by reference to the Company’s Registration Statement on Form S-4 (File No. 333-165866) declared effective by the SEC on June 8, 2010
(2)	Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on July 7, 2010

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL GOLD CORPORATION

By:	/s/ Colin Sutherland
Name: Colin Sutherland
Title: President

Dated: August 5, 2010